UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

Inet Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24707	75-2269056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 North Greenville Avenue Richardson, Texas		75081
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (469) 330-4000

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Registrant’s earnings press release dated July 24, 2003

Item 9.	Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

The Registrant’s earnings press release dated July 24, 2003, reporting its second quarter 2003 results of operations and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein. This information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 of Form 8-K pursuant to the U.S. Securities and Exchange Commission’s interim filing guidance, as set forth in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2003	INET TECHNOLOGIES, INC.

	By:	/s/ JEFFREY A. KUPP
Jeffrey A. Kupp
Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Registrant’s earnings press release dated July 24, 2003